UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 September 14, 2006
 Date of Report (Date of Earliest Event Reported)

 Sequoia Mortgage Trust 2006-1
 (Issuing Entity of the Mortgage Pass-through Certificates, Series 2006-1)

 RWT Holdings, Inc.
 (Sponsor and Seller)

 RWT Holdings, Inc.
 (Exact name of sponsor as specified in its charter)

 Sequoia Residential Funding, Inc.
 (as Depositor with respect to the issuance of Sequoia Mortgage Trust 2006-1, Mortgage Pass-Through Certificates)

 Sequioa Residential Funding, Inc.
 (Exact Name of Registrant as Speficied in Its Charter)


 Delaware                       333-132123-02         35-2170972
 (State or Other                (Commission          (IRS Employer
 Jurisdiction                   File Number)         Identification No.)
 of Incorporation)


 One Belvedere Place, Suite 330
 Mill Valley, CA 94941
 (Address of Principal Executive Offices)

 (415) 389-7373
 (Registrant's Telephone Number, Including Area Code)

 Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

On August 1, 2006, Sequoia Residential Funding, Inc. (the "Depositor"),
HSBC Bank USA, National Association (the "Trustee"), and Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), pursuant to which the Sequoia Mortgage Trust 2006-1 Mortgage Pass-Through
Certificates (the "Certificates") in the approximate aggregate principal amount of $739,121,100 were issued. The Pooling and Servicing Agreement, as well as the underlying servicing agreements, underwriting agreement, mortgage loan purchase and sale agreement, custody agreement and legal opinions relating to the issuance of the Certificates were previously filed with the Securities and Exchange Commission via Edgar on Form 8-K.

On September 14, 2006, the Depositor, the Trustee and the Master Servicer and Securities Administrator entered into an amendment to the Pooling and Servicing Agreement (the "Amendment No. 1"). The Amendment No. 1 is annexed hereto as Exhibit 10.1. The Opinion as to federal income tax matters in connection with the Amendment No. 1 is attached hereto as Exhibit 99.1.
The Opinion as to various legal matters in connection with the Amendment No. 1 is attached hereto as Exhibit 99.2. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.




Section 9 - Financial Statements and Exhibits

Item 9.01(d) - Financial Statements and Exhibits.

  Exhibits

    Exhibit Number    Description
    EX 10.1           Amendment No. 1 dated as of September 14, 2006 to
                      Pooling and Servicing Agreement dated as of August 1,
                      2006, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as
                      Trustee, and Wells Fargo Bank, N.A., as Master
                      Servicer and Securities Administrator.

    EX 99.1 Opinion of Chapman and Cutler LLP, dated September 14, 2006, as to federal income tax matters in connection with the Amendment No. 1.

    EX 99.2 Opinion of Tobin & Tobin, dated September 14, as to various legal matters in connection with the Amendment No. 1.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequioa Residential Funding, Inc.
(Registrant)

By:  Sequoia Residential Funding, Inc. as Depositor
By: /s/ Martin S. Hughes
By: Martin S. Hughes, Chief Financial Officer, Treasurer and Secretary
Date:  September 20, 2006




EXHIBIT INDEX

Exhibit Number        Description
    EX 10.1           Amendment No. 1 dated as of September 14, 2006 to
                      Pooling and Servicing Agreement dated as of August 1,
                      2006, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as
                      Trustee, and Wells Fargo Bank, N.A., as Master
                      Servicer and Securities Administrator.

    EX 99.1 Opinion of Chapman and Cutler LLP, dated September 14, 2006, as to federal income tax matters in connection with the Amendment No. 1.

    EX 99.2 Opinion of Tobin & Tobin, dated September 14, 2006, as to various legal matters in connection with the Amendment No. 1.





EX 10.1

                                                               EXECUTION


               AMENDMENT NO. 1 TO POOLING AND SERVICING AGREEMENT


         THIS AMENDMENT NO. 1 is dated as of September 14, 2006 ("Amendment No. 1"), among SEQUOIA RESIDENTIAL FUNDING, INC., as depositor (the "Depositor"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") and HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the "Trustee") and acknowledged by RWT HOLDINGS, INC., a Delaware corporation, as seller (the "Seller").

                                WITNESSETH THAT:

         WHEREAS, the Depositor, the Master Servicer, the Securities Administrator and the Trustee heretofore executed and delivered the pooling and servicing agreement dated as of August 1, 2006 relating to Sequoia Mortgage Trust Mortgage Pass-Through Certificates, Series 2006-1 (as amended from time to time, the "Pooling and Servicing Agreement"), by and among the Depositor, the Master Servicer, the Securities Administrator and the Trustee and acknowledged by the Seller;

         WHEREAS, the Depositor, the Master Servicer, the Securities Administrator and the Trustee have determined that certain amendments to the Pooling and Servicing Agreement are necessary in order to, among other things, accurately conform the Pooling and Servicing Agreement to the economic understanding of the parties regarding the bargained for allocation of cashflows;

         WHEREAS, Section 11.03(a)(ii) of the Pooling and Servicing Agreement provides that such agreement may be amended without the consent of any of the Holders of the Certificates to cause the provisions of the Pooling and Servicing Agreement to conform to or be consistent with the statements made with respect to the Certificates in the Prospectus; and

         WHEREAS, Section 11.03(a)(iii) of the Pooling and Servicing Agreement provides that such Agreement may be amended without the consent of any of the Holders of Certificates to make any provisions with respect to matters or questions arising under such Agreement.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, as follows:

                                   ARTICLE I

                AMENDMENT OF THE POOLING AND SERVICING AGREEMENT

Section 1.01.     Amendment of Pooling and Servicing Agreement.


         (a) The Preliminary Statement to the Pooling and Servicing Agreement shall be amended with respect to the Certificate Interest Rate of the Class A-1A and Class A-1B Certificates by deleting the first two footnotes to the table under "The Certificates and the Upper-Tier REMIC" in their entirety and replacing them with the following:

(1) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-A1A Certificates on or prior to the Distribution Date in August 2011 will equal the Pool 1 Net WAC plus 0.564912% and for all Distribution Dates thereafter, will equal the Pool 1 Net WAC.

(2) The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class 1-A1B Certificates on or prior to the Distribution Date in August 2011 will equal the greater of (i) the Pool 1 Net WAC minus 0.434560% and (ii) 0.000%, and for all Distribution Dates thereafter, will equal the Pool 1 Net WAC.

         (b) Section 1.01 of the Pooling and Servicing Agreement shall be amended by deleting the definition of "Senior Percentage" in its entirety and replacing it with the following:

        "Senior Percentage: For each Mortgage Pool for any Distribution Date, the Pro Rata Senior Percentage for such Distribution Date."

         (c) Section 1.01 of the Pooling and Servicing Agreement shall be amended by deleting the first paragraph of the definition of "Senior Prepayment Percentage" in its entirety and replacing it with the following:

         "With respect to any Distribution Date and each Mortgage Pool, during the seven years beginning on the first Distribution Date, 100%. Except as provided herein, the Senior Prepayment Percentage for each Mortgage Pool and any Distribution Date occurring on or after the seventh anniversary of the first Distribution Date shall be as follows: (i) from September 2013 through August 2014, the related Senior Percentage plus 70% of the related Subordinate Percentage for that Distribution Date; (ii) from September 2014 through August 2015, the related Senior Percentage plus 60% of the related Subordinate Percentage for that Distribution Date; (iii) from September 2015 through August 2016, the related Senior Percentage plus 40% of the related Subordinate Percentage for that Distribution Date; (iv) from September 2016 through August 2017, the related Senior Percentage plus 20% of the related Subordinate Percentage for that Distribution Date; and (v) from and after September 2017, the related Senior Percentage for that Distribution Date; provided, however, that there shall be no reduction in the Senior Prepayment Percentage for the related Certificate Group unless both Step Down Conditions are satisfied; and provided, further, that if on any such Distribution Date on or after the Distribution Date in September 2013, the related Pro Rata Senior Percentage for any Mortgage Pool exceeds the initial related Pro Rata Senior Percentage, the Senior Prepayment Percentage for all Mortgage Pools for that Distribution Date shall again equal 100%."

         (d) Section 6.06(a) of the Pooling and Servicing Agreement shall be amended by deleting the penultimate sentence in its entirety.

                                ARTICLE II
                            MISCELLANEOUS PROVISIONS

Section 2.01. Capitalized Terms. For all purposes of this Amendment No. 1, except as otherwise stated herein, terms used in capitalized form in this Amendment No. 1 and defined in the Pooling and Servicing Agreement have the meanings specified in the Pooling and Servicing Agreement.

Section 2.02. Continuing Effect. Except as expressly amended by this Amendment No. 1, the Pooling and Servicing Agreement shall remain in full force and effect in accordance with its terms.

Section 2.03. References to Pooling and Servicing Agreement. From and after the execution and delivery of this Amendment No. 1, all references to the Pooling and Servicing Agreement in the Pooling and Servicing Agreement or any other document executed or delivered in connection therewith shall be deemed a reference to the Pooling and Servicing Agreement as amended hereby, unless the context expressly requires otherwise.

Section 2.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Amendment No. 1 shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment No. 1, and shall in no way affect the validity or enforceability of the other provisions of this Amendment No. 1.

Section 2.05. Counterparts. This Amendment No. 1 may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Section 2.06. Binding Nature of Amendment No. 1; Assignment. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.07. Headings. The headings contained in this Amendment No. 1 are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 2.08. Effectiveness. This Amendment No. 1 shall become effective as of the date first written above.


Section 2.09. Governing Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


(page)


         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.




         SEQUOIA RESIDENTIAL FUNDING, INC.,
         as Depositor


         By: /s/ John H. Isbrandtsen
           Name: John H. Isbrandtsen
           Title:   Vice President


         HSBC BANK USA, NATIONAL ASSOCIATION,
         as Trustee


        By: /s/ Elena Zheng
          Name: Elena Zheng
          Title: Assistant Vice President


       WELLS FARGO BANK, NATIONAL ASSOCIATION,
       as Master Servicer


       By: /s/ Diane Courtney
         Name: Diane Courtney
         Title:   Vice President


      WELLS FARGO BANK, NATIONAL ASSOCIATION,
      as Securities Administrator


      By: /s/ Diane Courtney
        Name: Diane Courtney
        Title:   Vice President


(page)


Acknowledged by:


RWT HOLDINGS, INC.


   By: /s/ John H. Isbrandtsen
     Name: John H. Isbrandtsen
     Title:   Vice President




EX 99.1

Law Offices of
CHAPMAN AND CUTLER LLP

595 Market Street, San Francisco, California 94105-2839
Telephone (415)541-0500
Facsimile (415)541-0506
chapman. com

Theodore S. Chapman
1877-1943
Henry E. Cutler
1879-1959


Chicago

111 West Monroe Street
Chicago, 1L 60603
(312) 845-3000

Salt Lake City
201 South Main Street
Salt Lake City, UT 84111
(801) 533-0066

September 14, 2006

TO THE PARTIES LISTED
ON SCHEDULE A HERETO

Re:Sequoia Mortgage Trust 2006-1 Amendments/Tax Opinion

Ladies and Gentlemen:

You have requested our opinion in connection with certain REMIC related federal income tax matters implicated by the amendment transaction to be undertaken with respect to Sequoia Mortgage Trust 2006-1 (the "Trust Fund"). The Trust Fund was established by Sequoia Residential Funding, Inc. (the "Depositor") pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2006 (the "Pooling and Servicing Agreement"), among the Depositor, HSBC Bank USA, National Association, as Trustee (the "Trustee"), and Wells Fargo Bank, N.A., in its dual capacities as Master Servicer (the "Master Servicer") and Securities Administrator (the "Securities Administrator").

The Depositor, the Trustee, the Master Servicer and the Securities Administrator have proposed certain amendments to the Pooling and Servicing Agreement as more specifically described in Amendment No.1 to the Pooling and Servicing Agreement, dated as of September 14, 2006 (the "Amendment Agreement", and the amendments effectuated thereby are collectively referred to herein as the "Amendment Transaction"). Each capitalized term used but not defined herein has the meaning assigned thereto in the Pooling and Servicing Agreement.

This opinion is being delivered pursuant to Section 11.03 of the Pooling and Servicing Agreement which requires generally that the Trustee receive, among other things, an Opinion of Counsel to the effect that the Amendment Transaction will not cause an Adverse REMIC Event.

SCOPE OF REVIEW

Our opinion is based on the Internal Revenue Code of 1986 and the Treasury regulations promulgated thereunder, each as amended to the date hereof (the "Code"), administrative rulings, judicial decisions and other applicable authorities. The statutory provisions, regulations, and interpretations on which our opinion is based are subject to change, possibly retroactively. In addition, there can be no complete assurance that the Internal Revenue Service will not take positions contrary to the conclusions stated in our opinion.


(page)


Law Offices of
CHAPMAN AND CUTLER

TO THE PARTIES LISTED
ON SCHEDULE A HERETO
September 14,2006
Page 2


In formulating our opinions, we have examined and relied upon (i) final copies, dated on or before the date hereof, of the Amendment Agreement and the Pooling and Servicing Agreement, and (ii) such resolutions, certificates, records, and other documents provided to us by the Depositor and/or its affiliates and as we have deemed necessary or appropriate as a basis for the opinions set forth below. We have not independently established or verified the facts set forth in any of the documents we have examined.

ASSUMPTIONS

In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals or finals, the conformity to original documents of all documents submitted to us as certified, conformed or other copies, and the authenticity of the originals of such copies. In rendering our opinions, we have assumed that the transactions described in or contemplated by the Amendment Agreement have been and will be consummated in accordance with the terms of such operative documents, and that such documents accurately reflect the material facts of such transactions.

We have also assumed the following with your permission:

(i) the Pooling and Servicing Agreement is in full force and effect and each party thereto has complied and will comply with its obligations thereunder;

(ii) the Amendment Transaction is necessary in order to, among other things, more accurately conform the Pooling and Servicing Agreement to the economic understanding of the parties on the Closing Date regarding the bargained for allocation of cashflows;

(iii) The Amendment Agreement is being executed in accordance with the requirements of the Pooling and Servicing Agreement; and

(iv) there are no agreements or understandings regarding the Amendment Transaction or any other modifications to the Pooling and Servicing Agreement, the Trust Fund, or any party's rights or obligations thereunder or with respect thereto other than as described in the Amendment Agreement.

OPINIONS

Subject to the qualifications and assumptions set forth herein, we are of the opinion that, for United States federal income tax purposes, the Amendment Transaction will not (i) cause any REMIC created under the Pooling and Servicing Agreement constituting part of the Trust Fund to fail to qualify as a REMIC within the meaning of Section 860D of the Code, or (ii) result in


(page)


Law Offices of
CHAPMAN AND CUTLER

TO THE PARTIES LISTED
ON SCHEDULE A HERETO
September 14,2006
Page 3


the imposition of any tax pursuant to the REMIC Provisions on any REMIC created under the Pooling and Servicing Agreement constituting part of the Trust Fund.

LIMITATIONS

Other than as expressly stated above, we express no opinion on any issue relating to the Amendment Transaction, the Depositor, the Trust Fund, or any party to the Amendment Agreement, or under any law other than United States federal income tax laws.

THIS OPINION IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND IT CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING TAX PENALTIES THAT MAY BE IMPOSED ON SUCH TAXPAYER.

We impose no limit on your disclosure of this opinion or the tax treatment or tax structure of the transactions described herein. However, we are furnishing this opinion to you solely in connection with the Amendment Transaction and it cannot be relied upon by any other person or for any other purpose without our express written permission.

Very truly yours,
/s/ Chapman and Cutler LLP


(page)


Law Offices of
CHAPMAN AND CUTLER

SCHEDULE A

Redwood Trust, Inc.
One Belvedere Place
Suite 300
Mill Valley, CA 94941

Sequoia Residential Funding, Inc.
One Belvedere Place
Suite 330
Mill Valley, CA 94941

Banc of America Securities LLC
214 North Tryon Street
NCI-027-21-04
Charlotte, NC 28255

Countrywide Securities Corporation
4500 Park Granada
Calabasas, CA 91302

Wells Fargo Bank,
National Association
9062 Old Annapolis Road
Columbia, MD 21045

HSBC Bank USA,
National Association
452 Fifth Avenue
New York, NY 10018

Fitch Ratings
One State Street Plaza, 30th Floor
New York, NY 10004

Standard & Poor's
a division of the McGraw-Hill Companies, Inc.
55 Water Street
New York, NY 10041



EX 99.2

TOBIN & TOBIN

A PROFESSIONAL CORPORATION
500 SANSOME STREET
EIGHTH FLOOR
SAN FRANCISCO, CALIFORNIA 94111
FACSIMILE (415) 433-3883
(415)433-1400

PHILLIP R. POLLOCK Email: prpollock@tobinlaw.com

RICHARD TOBIN (1852-1887)
ROBERT TOBIN  (1875-1889)
CYRIL R.TOBIN (1905-1977)

September 14, 2006

Wells Fargo Bank, National Association
P.O. Box 98
Columbia, Maryland 21046
Attention: Sequoia Mortgage Trust 2006-1

HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018
Attention: Trustee Sequoia Mortgage Trust 2006-1

Re: Sequoia Mortgage Trust 2006-1, Mortgage Pass-Through Certificates; Amendment No. 1 dated as of September 14, 2006 (the "Amendment No. 1"), to Pooling and Servicing Agreement dated as of August 1, 2006, among Sequoia Residential Funding, Inc., as depositor, Wells Fargo Bank, N. A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee, and acknowledged by RWT Holdings, Inc., as seller
(the "Pooling and Servicing Agreement")

Ladies and Gentlemen:

   This opinion is being furnished to you pursuant to Sections 11.03(a) and 11.03(f) of the Pooling and Servicing Agreement in connection with the above-referenced proposed Amendment No. 1. Defined terms used herein have the meanings set forth in the Pooling and Servicing Agreement.

   After careful review of all the documents related to the proposed Amendment No. 1, the defined terms related thereto, and all such other supporting documentation provided for our review such that we are fully infomled as to the nature and scope of each of the proposed Amendment No. 1, we are of the opinion that:

1. We have made such examination or investigation as necessary to furnish an informed opinion as to the proposed Amendment No. 1;

2. All conditions precedent and any other conditions or covenants related to the Amendment No. 1 have been, or we reasonably believe shall be, complied with or otherwise performed as required; and

(page)

TOBIN & TOBIN

Wells Fargo Bank, National Association
HSBC Bank USA, National Association
September 14, 2006
Page 2

3. The execution of such Amendment No. 1 is authorized and permitted by the Pooling and Servicing Agreement.

Very truly yours,

TOBIN & TOBIN
/s/ Tobin & Tobin